                                                                  Exhibit 10.112

                             ASSUMPTION AGREEMENT


     THIS ASSUMPTION AGREEMENT (the "Agreement") is made as of this 30th day of November, 1998, by YOUTH SERVICES INTERNATIONAL OF TEXAS, INC., a Texas corporation; YOUTH SERVICES INTERNATIONAL OF DELAWARE, INC., a Delaware corporation; YOUTH SERVICES INTERNATIONAL OF MINNESOTA, INC., a Maryland corporation; YOUTH SERVICES INTERNATIONAL OF ILLINOIS, INC., a Maryland corporation; YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC., a Michigan corporation and YOUTH SERVICES INTERNATIONAL OF SOUTHEASTERN PROGRAMS, INC., a Maryland corporation (collectively, the "Obligors"), YOUTH SERVICES INTERNATIONAL, INC., a Maryland corporation ("YSI"), and FIRST UNION NATIONAL BANK, successor to SIGNET BANK, successor by merger to SIGNET BANK/MARYLAND (the "Bank").


                                   Recitals
                                   --------

     A. The Bank and YSI and certain of YSI's wholly-owned subsidiaries executed a Loan and Security Agreement dated June 20, 1995 (the "Loan Agreement") as amended by a First Amendment to Loan and Security Agreement dated December 12, 1996, a Second Amendment to Loan and Security Agreement dated October 31, 1997, a Letter from the Bank dated June 11, 1998 and a Third Amendment to Loan and Security Agreement dated as of even date herewith (collectively, the "Loan Agreement").

     B. The indebtedness authorized in the Loan Agreement is evidenced by a Master Revolving Promissory Note dated as of June 20, 1995, which was amended and restated in an Amended and Restated Master Revolving Promissory Note dated December 12, 1996, and two allonges, in the maximum principal amount of Twenty Million Dollars ($20,000,000) (collectively, the "Promissory Note"), and the liability among the Borrowers is joint and several. At the time of entering into the Loan Agreement, the parties contemplated that from time to time an additional corporate party would be permitted to become a "Borrower" under the Loan Agreement and to assume the Obligations of the Borrowers under the Loan Agreement as evidenced by the Promissory Note.

     C. The Obligors each desire to become entitled to the benefits of the Loan Agreement and to assume all obligations and covenants to repay all of the Obligations of the Borrowers thereunder upon the terms provided for in the Loan Agreement, the Promissory Note and all other Loan Documents.

     NOW, THEREFORE, the parties hereto, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, agree as follows:

     Section 1.  Recitals and Definitions.  The Recitals above are incorporated
                 ------------------------
in and are a part of this Agreement. All capitalized terms used in this Agreement shall have the meanings ascribed to those terms in the Loan Agreement, unless otherwise expressly defined herein.

     Section 2.  Assumption of Obligations.  Each of the Obligors hereby
                 -------------------------
assumes, and promises to repay, all Obligations described in the Loan Agreement, as now or hereafter existing, including all principal, interest, fees, charges and expenses provided in the Promissory Note. The liability of each Obligor shall be joint and several with YSI and all other Borrowers and Obligors. The terms of the Loan Agreement, Promissory Note and Loan Documents, as amended, restated, modified, or extended, are expressly incorporated herein by this reference and constitute a part of this Agreement as if fully set forth herein, and the Obligors acknowledge and agree to all of the terms, provisions and conditions thereof. Without limiting the generality of the foregoing, each Obligor (a) specifically nominates, constitutes and appoints YSI as its agent and attorney in fact to execute and deliver any and all documentation required by or related to any of the Loan Documents, such power constituting a power coupled with an interest and is irrevocable, and (b) acknowledges and agrees to be bound by the terms of Section 10.16 of the Loan Agreement which provides for the right of each Borrower (including the Obligors) to obtain reimbursement from each other Borrower (including the Obligors) for any payment made by any such party in respect of the Obligations, to the extent that such payment exceeds the benefit realized by such party from the Loan. Notwithstanding the above, each Obligor acknowledges that its liability is joint and several with all other Borrowers and Obligors.

     Section 3.  Representations of Obligors.  The Obligors represent and
                 ---------------------------
warrant to the Bank as follows:

           3.1   Name, Powers.  (a) The true legal name and place of
                 ------------
incorporation of each Obligor is as stated in the beginning of this Agreement. Each Obligor is in good standing under the laws of the State of its incorporation, and is authorized to own its properties and conduct its business as now being conducted.

           3.2   Inducement.  The Obligors join in the execution of this
                 ----------
Agreement to induce the Bank to make Advances under the Loan Agreement for the benefit of the Obligors and all other Borrowers. Each Obligor makes all representations and warranties set forth in the Loan Agreement as to itself. The Bank is justified in relying upon the representations and covenants of each Obligor under the Loan Agreement.

     Section 4.  Status of Monetary Obligations.  As of the date of November 30,
                 ------------------------------
1998, the outstanding and unpaid principal balance due under the Promissory Note is $0.00.

     Section 5.  YSI Consent.  YSI joins in the execution of this Assumption
                 -----------
Agreement to evidence its request that the Obligors be added as Borrowers under the Loan Agreement and Promissory Note, and agrees to be bound by all of the terms, conditions and provisions of the Loan Agreement with respect to the Obligors.

     Section 6.  Bank's Consent.  The Bank joins in the execution of this
                 --------------
Agreement to evidence its consent to the joinder of the Obligors as Borrowers under the Loan Agreement and Promissory Note.

     IN WITNESS WHEREOF, the parties hereunto set their hands and seals the day first above written.


WITNESS/ATTEST:               YOUTH SERVICES INTERNATIONAL OF
                              TEXAS, INC.


/s/ James E. Davis            By:  /s/ Mark S. Demilio (SEAL)
------------------                 -------------------
                                   Mark S. Demilio
                                   Vice President


                              YOUTH SERVICES INTERNATIONAL OF
                              DELAWARE, INC.


/s/ James E. Davis            By:  /s/ Mark S. Demilio (SEAL)
------------------                 -------------------
                                   Mark S. Demilio
                                   Vice President

                            [SIGNATURES CONTINUED]

                               YOUTH SERVICES INTERNATIONAL OF
                               MINNESOTA, INC.


/s/ James E. Davis             By:  /s/ Mark S. Demilio (SEAL)
------------------                  -------------------
                                    Mark S. Demilio
                                    Vice President


                               YOUTH SERVICES INTERNATIONAL OF
                               ILLINOIS, INC.


/s/ James E. Davis             By:  /s/ Mark S. Demilio (SEAL)
------------------                  -------------------
                                    Mark S. Demilio
                                    Vice President


                               YOUTH SERVICES INTERNATIONAL OF
                               MICHIGAN, INC.


/s/ James E. Davis             By:  /s/ Mark S. Demilio (SEAL)
------------------                  -------------------
                                    Mark S. Demilio
                                    Vice President


                               YOUTH SERVICES INTERNATIONAL
                               SOUTHEASTERN PROGRAMS, INC.


/s/ James E. Davis             By:  /s/ Mark S. Demilio (SEAL)
------------------                  -------------------
                                    Mark S. Demilio
                                    Vice President

                            [SIGNATURES CONTINUED]

                                YOUTH SERVICES INTERNATIONAL, INC.


/s/ James E. Davis              By:  /s/ Mark S. Demilio (SEAL)
------------------                   --------------------
                                     Mark S. Demilio
                                     Senior Vice President  - -
                                     Chief Financial Officer and
                                     General Counsel


                                FIRST UNION NATIONAL BANK


/s/ James E. Davis              By:  /s/ Kevin Mahon (SEAL)
------------------                   -----------------
                                     Kevin Mahon
                                     Vice President


                               [SIGNATURES END]